EXHIBIT 99.1

[GRAPHIC OMITTED]                                                   News Release

FOR IMMEDIATE RELEASE
October 15, 2002

      Trustmark Announces 8.9% Increase in Third Quarter Earnings Per Share Board Increases Quarterly Dividend 10% and Expands Share Repurchase Program

     Jackson, Miss. - Trustmark Corporation (NASDAQ:TRMK) announced basic and diluted earnings per share of $0.49 for the third quarter of 2002, which represents an 8.9% increase compared to $0.45 for the third quarter of 2001. Net income for the third quarter of 2002 totaled $30.1 million. Trustmark's performance for the quarter ended September 30, 2002, resulted in a return on average assets of 1.75% and a return on average shareholders' equity of 17.70%.
     Basic earnings per share for the nine months ended September 30, 2002, were $1.47, up 16.7% compared to $1.26 for 2001. Trustmark's performance during the first nine months of 2002 resulted in a return on average assets of 1.80% and a return on average shareholders' equity of 18.20%. At September 30, 2002, Trustmark reported total loans of $4.6 billion, total assets of $7.1 billion, total deposits of $4.8 billion and shareholders' equity of $692.6 million.
     Despite  the  weakened   economy,   Trustmark   experienced  a  significant
improvement in credit quality. Nonperforming assets declined 21% during the three months ended September 30, 2002, to a level of $37 million and the reserve coverage of nonperforming loans improved to 244%.
     Richard G. Hickson, Chairman and CEO, stated, "We are pleased to report continued strong financial performance despite difficult economic and volatile financial environments. The decline in interest rates to the lowest levels in over 40 years provided Trustmark both challenges and opportunities. The effect of continued reductions in long-term mortgage rates reduced the value of our mortgage servicing portfolio. During the third quarter, Trustmark recorded a non-cash charge of $6.6 million, or $0.11 per share, net of taxes, to recognize this reduction in value of our mortgage servicing portfolio. This non-cash charge against income should be reversed, in whole or in part, as refinancing slows or the expected life of the mortgage lengthens. Trustmark also recognized a non-cash mark-to-market charge on its interest rate hedging position of $1.9 million, net of taxes, or $0.03 per share. This non-cash charge against income should also be reversed, in whole or in part, if interest rates increase.
     "The  current   interest  rate   environment  also  provided  a  number  of
opportunities. During the third quarter, Trustmark realized an after-tax net gain of $7.4 million, or $0.12 per share, resulting from gains on security transactions. This net gain on sale of securities is the result of recent
significant   price  changes,   which  provided   Trustmark  an  opportunity  to
restructure a portion of its investment portfolio and reduce exposure to volatile interest rates.
     "The collective result of these non-recurring items reduced Trustmark's net income by $1.1 million, or $0.02 per share in the third quarter. Despite a very challenging environment, the diversity of our banking, investments and risk management businesses has allowed Trustmark to continue to report strong operating earnings," said Hickson.
     The Board of Directors of Trustmark Corporation announced a 10.0% increase in its regular quarterly dividend to $0.165 per share from $0.15 per share. The Board declared the dividend payable on December 15 to the shareholders of record as of December 1, 2002. This action raises the indicated annual dividend rate to $0.66 per share from $0.60 per share.
     The Board of Directors of Trustmark Corporation also authorized the repurchase of up to an additional 5.0%, or approximately 3.1 million shares, of the Corporation's common stock. When combined with its previously existing share repurchase program, Trustmark now has authorization to repurchase up to an additional 4.1 million of its shares. During the first nine months of 2002, Trustmark repurchased approximately 2.1 million shares of its common stock, including 547 thousand in the third quarter. The repurchase program is subject to market conditions and management discretion and will continue to be implemented through open market purchases or privately negotiated transactions.
     Hickson stated, "The increase in Trustmark's quarterly dividend has been made possible by continued improvement in profitability. Expansion of our share repurchase program is also another vote of confidence in the inherent value of Trustmark shares."
     Trustmark Corporation is a diversified financial services company providing banking, investment and risk management solutions through over 150 offices and
2,400  associates  in  Mississippi  and  Tennessee.   For  additional  financial
information, visit Trustmark's web site at www.trustmark.com.
.................................................................................

This press release contains forward-looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward-looking statement in this press release encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward-looking statements. Such statements include, but may not be limited to effects of changes in interest rates on earnings. Factors that might cause future results to differ from such forward-looking statements are described in Trustmark's filings with the Securities and Exchange Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.
                                     # # # #

Investor Contacts:  Zach Wasson, Executive Vice President and CFO   601-949-6816
                    Joseph Rein, First Vice President               601-949-6898

Media Contact:      Gray Wiggers, Senior Vice President             601-354-5942

                TRUSTMARK CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED BALANCE SHEETS
                          September 30, 2002
                           ($ in thousands)
                              (unaudited)


                           Quarter Ended Sept. 30,
                           ----------------------
AVERAGE BALANCES              2002        2001     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $  827,947  $1,051,611  $(223,664)  -21.3%
Securities AFS-nontaxable      78,540     100,633    (22,093)  -22.0%
Securities HTM-taxable        564,031     814,875   (250,844)  -30.8%
Securities HTM-nontaxable      90,063      91,025       (962)   -1.1%
                           ----------  ----------  ---------
Total securities            1,560,581   2,058,144   (497,563)  -24.2%
                           ----------  ----------  ---------
Loans                       4,587,012   4,357,251    229,761     5.3%
Fed funds sold
  and rev repos                35,001      22,114     12,887    58.3%
Trading account securities          -          11        (11) -100.0%
                           ----------  ----------  ---------
Total earning assets        6,182,594   6,437,520   (254,926)   -4.0%
                           ----------  ----------  ---------
Allowance for loan losses     (75,993)    (73,807)    (2,186)    3.0%
Cash and due from banks       282,665     263,284     19,381     7.4%
Other assets                  431,083     388,791     42,292    10.9%
                           ----------  ----------  ---------
Total assets               $6,820,349  $7,015,788  $(195,439)   -2.8%
                           ==========  ==========  =========

Int-bearing demand dep      $ 986,617   $ 810,981  $ 175,636    21.7%
Savings deposits              739,027     646,388     92,639    14.3%
Time dep less
  than $100,000             1,308,381   1,308,501       (120)    0.0%
Time dep of $100,000
  or more                     485,620     594,464   (108,844)  -18.3%
                           ----------  ----------  ---------
Total interest-bearing dep  3,519,645   3,360,334    159,311     4.7%
Fed funds pch and repos       729,862   1,055,348   (325,486)  -30.8%
Short-term borrowings         408,051     442,532    (34,481)   -7.8%
Long-term FHLB advances       325,000     451,359   (126,359)  -28.0%
                           ----------  ----------  ---------
Total interest-bearing
  liabilities               4,982,558   5,309,573   (327,015)   -6.2%
Nonint-bearing deposits     1,089,755     960,984    128,771    13.4%
Other liabilities              74,127      85,830    (11,703)  -13.6%
Shareholders' equity          673,909     659,401     14,508     2.2%
                           ----------  ----------  ---------
Total liab and equity      $6,820,349  $7,015,788  $(195,439)   -2.8%
                           ==========  ==========  =========

                           Year-to-date Sept. 30,
                           ----------------------
AVERAGE BALANCES              2002        2001     $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable      $ 864,409  $1,117,807  $(253,398)  -22.7%
Securities AFS-nontaxable      84,296      90,253     (5,957)   -6.6%
Securities HTM-taxable        620,843     861,312   (240,469)  -27.9%
Securities HTM-nontaxable      89,629      91,030     (1,401)   -1.5%
                           ----------  ----------  ---------
Total securities            1,659,177   2,160,402   (501,225)  -23.2%
                           ----------  ----------  ---------
Loans                       4,515,979   4,268,559    247,420     5.8%
Fed funds sold
  and rev repos                27,319      27,762       (443)   -1.6%
Trading account securities         15          91        (76)  -83.5%
                           ----------  ----------  ---------
Total earning assets        6,202,490   6,456,814   (254,324)   -3.9%
                           ----------  ----------  ---------
Allowance for loan losses     (75,580)    (71,260)    (4,320)    6.1%
Cash and due from banks       281,007     256,877     24,130     9.4%
Other assets                  422,107     369,931     52,176    14.1%
                           ----------  ----------  ---------
Total assets               $6,830,024 $ 7,012,362  $(182,338)   -2.6%
                           ==========  ==========  =========

Int-bearing demand dep      $ 957,584   $ 788,795  $ 168,789    21.4%
Savings deposits              730,295     627,076    103,219    16.5%
Time dep less
  than $100,000             1,319,837   1,310,178      9,659     0.7%
Time dep of $100,000
  or more                     518,241     601,922    (83,681)  -13.9%
                           ----------  ----------  ---------
Total interest-bearing dep  3,525,957   3,327,971    197,986     5.9%
Fed funds pch and repos       796,000   1,156,396   (360,396)  -31.2%
Short-term borrowings         421,207     458,890    (37,683)   -8.2%
Long-term FHLB advances       282,875     401,831   (118,956)  -29.6%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               5,026,039   5,345,088   (319,049)   -6.0%
Nonint-bearing deposits     1,063,149     938,723    124,426    13.3%
Other liabilities              66,615      76,393     (9,778)  -12.8%
Shareholders' equity          674,221     652,158     22,063     3.4%
                           ----------  ----------  ---------
Total liab and equity      $6,830,024  $7,012,362  $(182,338)   -2.6%
                           ==========  ==========  =========

                                September 30,
                           ----------------------
PERIOD END BALANCES           2002        2001     $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $  940,061  $1,167,418  $(227,357)  -19.5%
Sec held to maturity          614,417     851,016   (236,599)  -27.8%
                           ----------  ----------  ---------
Total securities            1,554,478   2,018,434   (463,956)  -23.0%
Loans                       4,613,570   4,359,580    253,990     5.8%
Fed funds sold and
  rev repos                   189,056       9,840    179,216  1821.3%
Trading account                     -           -          -
                           ----------  ----------  ---------
Total earning assets        6,357,104   6,387,854    (30,750)   -0.5%
                           ----------  ----------  ---------
Allowance for loan losses     (75,538)    (72,529)    (3,009)    4.1%
Cash and due from banks       354,824     300,605     54,219    18.0%
Intang-other identifiable      23,056      19,956      3,100    15.5%
Intang-mortgage servicing      46,923      51,179     (4,256)   -8.3%
Intang-goodwill                47,982      22,428     25,554   113.9%
Other assets                  304,958     287,296     17,662     6.1%
                           ----------  ----------  ---------
Total assets               $7,059,309  $6,996,789  $  62,520     0.9%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,237,109  $1,031,369  $ 205,740    19.9%
Int-bearing deposits        3,585,085   3,344,188    240,897     7.2%
                           ----------  ----------  ---------
Total deposits              4,822,194   4,375,557    446,637    10.2%
Fed funds pch and repos       724,016     933,076   (209,060)  -22.4%
Short-term borrowings         429,760     463,552    (33,792)   -7.3%
Long-term FHLB advances       325,000     475,000   (150,000)  -31.6%
Other liabilities              65,705      69,746     (4,041)   -5.8%
                           ----------  ----------  ---------
Total liabilities           6,366,675   6,316,931     49,744     0.8%
                           ----------  ----------  ---------
Common stock                   12,847      13,358       (511)   -3.8%
Surplus                        14,370      75,484    (61,114)  -81.0%
Retained earnings             651,015     567,576     83,439    14.7%
Accum other comp
    income, net of taxes       14,402      23,440     (9,038)  -38.6%
                           ----------  ----------  ---------
Total shareholders'
  equity                      692,634     679,858     12,776     1.9%
                           ----------  ----------  ---------
Total liab and equity      $7,059,309  $6,996,789  $  62,520     0.9%
                           ==========  ==========  =========

                           Quarter Ended Sept. 30,
                           ----------------------
INCOME STATEMENTS             2002        2001     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $   78,571  $   87,644   $ (9,073)  -10.4%
Int on securities-taxable      21,519      29,979     (8,460)  -28.2%
Int on securities-tax
  exempt-FTE                    3,346       3,804       (458)  -12.0%
Int on fed funds sold
  and rev repos                   150         108         42    38.9%
Other interest income              23         396       (373)  -94.2%
                           ----------  ----------  ---------
Total interest income-FTE     103,609     121,931    (18,322)  -15.0%
                           ----------  ----------  ---------
Interest on deposits           19,634      31,106    (11,472)  -36.9%
Int on fed funds
  pch and repos                 3,058       8,624     (5,566)  -64.5%
Other interest expense          5,636       9,600     (3,964)  -41.3%
                           ----------  ----------  ---------
Total interest expense         28,328      49,330    (21,002)  -42.6%
                           ----------  ----------  ---------
Net interest income-FTE        75,281      72,601      2,680     3.7%
Provision for loan losses       3,000       3,800       (800)  -21.1%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE                72,281      68,801      3,480     5.1%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             12,725      12,077        648     5.4%
Other acct charges,
  fees and commissions         14,189      10,469      3,720    35.5%
Mortgage servicing fees         4,310       4,294         16     0.4%
Trust service income            2,402       2,351         51     2.2%
Gains on sales of
  loans (Note 2)                2,376         805      1,571   195.2%
Other income (Note 2)          (3,114)      2,854     (5,968) -209.1%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      32,888      32,850         38     0.1%
Security gains                 12,033       1,362     10,671   783.5%
                           ----------  ----------  ---------
Total noninterest income       44,921      34,212     10,709    31.3%
                           ----------  ----------  ---------
Salaries and emp benefits      30,568      28,225      2,343     8.3%
Net occupancy-premises          3,168       3,201        (33)   -1.0%
Equipment expense               3,598       3,942       (344)   -8.7%
Services and fees               8,093       7,638        455     6.0%
Amtz of intangible
  assets (Note 2)              15,063       5,281      9,782   185.2%
Loan expense                    2,373       2,435        (62)   -2.5%
Other expense                   5,618       5,475        143     2.6%
                           ----------  ----------  ---------
Total noninterest expense      68,481      56,197     12,284    21.9%
                           ----------  ----------  ---------
Income before income taxes     48,721      46,816      1,905     4.1%
Tax equivalent adjustment       2,188       2,474       (286)  -11.6%
Income taxes                   16,471      15,633        838     5.4%
                           ----------  ----------  ---------
Net income                 $   30,062  $   28,709  $   1,353     4.7%
                           ==========  ==========  =========

Earnings per share
Basic                      $     0.49  $     0.45  $    0.04     8.9%
                           ==========  ==========  =========
Diluted                    $     0.49  $     0.45  $    0.04     8.9%
                           ==========  ==========  =========

Wtd average shares o/s
Basic                      61,786,676   64,565,842              -4.3%
                           ==========   ==========
Diluted                    61,961,033   64,704,697              -4.2%
                           ==========   ==========

Period end shares o/s      61,660,409   64,113,271              -3.8%
                           ==========   ==========

Dividends per share        $   0.1500   $   0.1350              11.1%
                           ==========   ==========

                           Year-to-date Sept. 30,
                           ----------------------
INCOME STATEMENTS             2002        2001     $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE  $  234,333  $  263,238  $ (28,905)  -11.0%
Int on securities-taxable      70,197      97,154    (26,957)  -27.7%
Int on securities-tax
  exempt-FTE                   10,380      10,846       (466)   -4.3%
Int on fed funds sold
  and rev repos                   345         843       (498)  -59.1%
Other interest income           1,368         396        972   245.5%
                           ----------  ----------  ---------
Total interest income-FTE     316,623     372,477    (55,854)  -15.0%
                           ----------  ----------  ---------
Interest on deposits           61,432     100,560    (39,128)  -38.9%
Int on fed funds
  pch and repos                 9,946      36,963    (27,017)  -73.1%
Other interest expense         16,566      33,280    (16,714)  -50.2%
                           ----------  ----------  ---------
Total interest expense         87,944     170,803    (82,859)  -48.5%
                           ----------  ----------  ---------
Net interest income-FTE       228,679     201,674     27,005    13.4%
Provision for loan losses      10,307       8,600      1,707    19.8%
                           ----------  ----------  ---------
Net interest income after
  provision-FTE               218,372     193,074     25,298    13.1%
                           ----------  ----------  ---------
Service charges on
  deposit accounts             36,546      34,448      2,098     6.1%
Other acct charges,
  fees and commissions         34,866      30,775      4,091    13.3%
Mortgage servicing fees        12,925      12,537        388     3.1%
Trust service income            7,413       7,191        222     3.1%
Gains on sales of
  loans (Note 2)                6,050       6,489       (439)   -6.8%
Other income (Note 2)          (5,792)      4,059     (9,851) -242.7%
                           ----------  ----------  ---------
Nonint inc-excl sec gains      92,008      95,499     (3,491)   -3.7%
Security gains                 12,549       1,730     10,819   625.4%
                           ----------  ----------  ---------
Total noninterest income      104,557      97,229      7,328     7.5%
                           ----------  ----------  ---------
Salaries and emp benefits      89,030      81,950      7,080     8.6%
Net occupancy-premises          8,863       8,634        229     2.7%
Equipment expense              11,357      11,684       (327)   -2.8%
Services and fees              23,720      21,725      1,995     9.2%
Amtz of intangible
  assets (Note 2)              18,886      10,575      8,311    78.6%
Loan expense                    7,314       6,959        355     5.1%
Other expense                  15,015      15,175       (160)   -1.1%
                           ----------  ----------  ---------
Total noninterest expense     174,185     156,702     17,483    11.2%
                           ----------  ----------  ---------
Income before income taxes    148,744     133,601     15,143    11.3%
Tax equivalent adjustment       6,866       7,455       (589)   -7.9%
Income taxes                   50,084      44,274      5,810    13.1%
                           ----------  ----------  ---------
Net income                 $   91,794  $   81,872  $   9,922    12.1%
                           ==========  ==========  =========

Earnings per share
Basic                      $     1.47  $     1.26  $    0.21    16.7%
                           ==========  ==========  =========
Diluted                    $     1.46  $     1.26  $    0.20    15.9%
                           ==========  ==========  =========

Wtd average shares o/s
Basic                      62,608,357  65,033,889               -3.7%
                           ==========  ==========
Diluted                    62,800,509  65,140,949               -3.6%
                           ==========  ==========

Period end shares o/s      61,660,409  64,113,271               -3.8%
                           ==========  ==========

Dividends per share        $   0.4500  $   0.4050               11.1%
                           ==========  ==========

                                September 30,
                           ----------------------
NONPERFORMING ASSETS          2002        2001     $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans             $ 30,998  $   31,140  $    (142)   -0.5%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      30,998      31,140       (142)   -0.5%
Other real estate               5,983       4,322      1,661    38.4%
                           ----------  ----------  ---------
Total nonperforming assets     36,981      35,462      1,519     4.3%
Loans past due over 90 days     3,145       2,702        443    16.4%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past due
  over 90 days (Note 3)    $   40,126  $   38,164  $   1,962     5.1%
                           ==========  ==========  =========


                           Quarter Ended Sept. 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2002        2001     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,900  $   73,939  $   1,961     2.7%
Adjustments for business
  combinations                      -           -          -
Charge-offs                    (5,780)     (7,193)     1,413   -19.6%
Recoveries                      2,418       1,983        435    21.9%
Provision for loan losses       3,000       3,800       (800)  -21.1%
                           ----------  ----------  ---------
Ending Balance             $   75,538  $   72,529  $   3,009     4.1%
                           ==========  ==========  =========


                           Year-to-date Sept. 30,
                           ----------------------
ALLOWANCE FOR LOAN LOSSES     2002        2001     $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,534  $   65,850  $   9,684    14.7%
Adjustments for business
  combinations                      -       8,708     (8,708)
Charge-offs                   (17,281)    (16,426)      (855)    5.2%
Recoveries                      6,978       5,797      1,181    20.4%
Provision for loan losses      10,307       8,600      1,707    19.8%
                           ----------  ----------  ---------
Ending Balance             $   75,538  $   72,529  $   3,009     4.1%
                           ==========  ==========  =========


                                     Quarter Ended      Year-to-Date
                                    ---------------   ---------------
                                     September 30,     September 30,
                                    ---------------   ---------------
RATIOS                               2002     2001     2002     2001
------                              ------   ------   ------   ------
ROA                                  1.75%    1.62%    1.80%    1.56%
ROE                                 17.70%   17.27%   18.20%   16.78%
Equity generation rate              12.28%   12.09%   12.63%   11.39%
EOP equity/ EOP assets               9.81%    9.72%    9.81%    9.72%
Average equity/average assets        9.88%    9.40%    9.87%    9.30%
Interest margin - Yield - FTE        6.65%    7.51%    6.83%    7.71%
Interest margin - Cost - FTE         1.82%    3.04%    1.90%    3.53%
Net interest margin - FTE            4.83%    4.47%    4.93%    4.18%
Rate on interest-bearing liab        2.26%    3.69%    2.34%    4.27%
Efficiency ratio (Note 2)           52.12%   52.61%   50.79%   53.19%
Expense ratio                        2.28%    1.44%    1.77%    1.27%
Net charge offs/average loans        0.29%    0.47%    0.31%    0.33%
Prov for loan losses/average loans   0.26%    0.35%    0.31%    0.27%
Nonperforming loans/total loans      0.67%    0.71%    0.67%    0.71%
Nonperforming assets/total loans     0.80%    0.81%    0.80%    0.81%
Nonperfassets/total loans+ORE        0.80%    0.81%    0.80%    0.81%
ALL/nonperforming loans            243.69%  232.91%  243.69%  232.91%
ALL/total loans                      1.64%    1.66%    1.64%    1.66%
Net loans/total assets              64.28%   61.27%   64.28%   61.27%

                                        Quarter Ended September 30,
                                        ---------------------------
COMMON STOCK PERFORMANCE                  2002                2001
------------------------                -------             -------
Market value of stock-Close             $22.800             $22.380
Market value of stock-High              $26.150             $24.750
Market value of stock-Low               $21.290             $20.450
Book value of stock                     $ 11.23             $ 10.60
Tangible book value of stock            $  9.32             $  9.14
Market/Book value of stock               203.03%             211.13%
Price/Earnings ratio                      11.73               12.54
Dividend payout                           30.61%              30.00%


                                         Year-to-Date September 30,
                                        ---------------------------
COMMON STOCK PERFORMANCE                  2002                2001
------------------------                -------             -------
Market value of stock-Close             $22.800             $22.380
Market value of stock-High              $27.140             $24.750
Market value of stock-Low               $21.290             $19.375
Book value of stock                     $ 11.23             $ 10.60
Tangible book value of stock             $ 9.32             $  9.14
Market/Book value of stock               203.03%             211.13%
Price/Earnings ratio                      11.60               13.28
Dividend payout                           30.61%              32.14%


                                               September 30,
                                        ---------------------------
OTHER DATA                                2002                2001
----------                              -------             -------
EOP Employees - FTE                       2,450               2,411


                                Quarter Ended
                           ----------------------
AVERAGE BALANCES             9/30/02     6/30/02   $ Change   % Change
----------------           ----------  ----------  ---------  --------
Securities AFS-taxable     $  827,947  $  873,016  $ (45,069)   -5.2%
Securities AFS-nontaxable      78,540      83,763     (5,223)   -6.2%
Securities HTM-taxable        564,031     612,307    (48,276)   -7.9%
Securities HTM-nontaxable      90,063      89,346        717     0.8%
                           ----------  ---------- ----------
Total securities            1,560,581   1,658,432    (97,851)   -5.9%
                           ----------  ---------- ----------
Loans                       4,587,012   4,488,719     98,293     2.2%
Fed funds sold
  and rev repos                35,001      22,224     12,777    57.5%
Trading account securities          -          44        (44) -100.0%
                           ----------  ---------- ----------
Total earning assets        6,182,594   6,169,419     13,175     0.2%
                           ----------  ---------- ----------
Allowance for loan losses     (75,993)    (75,379)      (614)    0.8%
Cash and due from banks       282,665     274,572      8,093     2.9%
Other assets                  431,083     418,600     12,483     3.0%
                           ----------  ---------- ----------
Total assets               $6,820,349  $6,787,212 $   33,137     0.5%
                           ==========  ========== ==========

Int-bearing demand dep     $  986,617   $ 956,509   $ 30,108     3.1%
Savings deposits              739,027     736,340      2,687     0.4%
Time dep less
  than $100,000             1,308,381   1,309,221       (840)   -0.1%
Time dep of $100,000
  or more                     485,620     536,202    (50,582)   -9.4%
                           ----------  ----------  ---------
Total intrest-bearing dep   3,519,645   3,538,272    (18,627)   -0.5%
Fed funds pch and repos       729,862     768,239    (38,377)   -5.0%
Short-term borrowings         408,051     393,542     14,509     3.7%
Long-term FHLB advances       325,000     297,527     27,473     9.2%
                           ----------  ----------  ---------
Total int-bearing
  liabilities               4,982,558   4,997,580    (15,022)   -0.3%
Nonint-bearing deposits     1,089,755   1,059,806     29,949     2.8%
Other liabilities              74,127      56,167     17,960    32.0%
Shareholders' equity          673,909     673,659        250     0.0%
                           ----------  ----------  ---------
Total liab and equity      $6,820,349  $6,787,212  $  33,137     0.5%
                           ==========  ==========  =========

                                Period Ended
                           ----------------------
PERIOD END BALANCES          9/30/02     6/30/02   $ Change   % Change
-------------------        ----------  ----------  ---------  --------
Sec available for sale     $  940,061   $ 996,315  $ (56,254)   -5.6%
Sec held to maturity          614,417     661,594    (47,177)   -7.1%
                           ----------  ----------  ---------
Total securities            1,554,478   1,657,909   (103,431)   -6.2%
Loans                       4,613,570   4,533,120     80,450     1.8%
Fed funds sold and rev repos  189,056      14,798    174,258  1177.6%
Trading account                     -           -          -     0.0%
                           ----------  ----------  ---------
Total earning assets        6,357,104   6,205,827    151,277     2.4%
                           ----------  ----------  ---------
Allowance for loan losses     (75,538)    (75,900)       362    -0.5%
Cash and due from banks       354,824     289,006     65,818    22.8%
Intang-other identifiable      23,056      23,924       (868)   -3.6%
Intang-mortgage servicing      46,923      58,199    (11,276)  -19.4%
Intang-goodwill                47,982      47,515        467     1.0%
Other assets                  304,958     297,779      7,179     2.4%
                           ----------  ----------  ---------
Total assets               $7,059,309  $6,846,350  $ 212,959     3.1%
                           ==========  ==========  =========

Nonint-bearing deposits    $1,237,109  $1,076,048  $ 161,061    15.0%
Int-bearing deposits        3,585,085   3,523,041     62,044     1.8%
                           ----------  ----------  ---------
Total deposits              4,822,194   4,599,089    223,105     4.9%
Fed funds pch and repos       724,016     711,766     12,250     1.7%
Short-term borrowings         429,760     454,503    (24,743)   -5.4%
Long-term FHLB advances       325,000     325,000          -     0.0%
Other liabilities              65,705      64,059      1,646     2.6%
                           ----------  ----------  ---------
Total liabilities           6,366,675   6,154,417    212,258     3.4%
                           ----------  ----------  ---------
Common stock                   12,847      12,961       (114)   -0.9%
Surplus                        14,370      27,750    (13,380)  -48.2%
Retained earnings             651,015     630,217     20,798     3.3%
Accum other comp
    income, net of taxes       14,402      21,005     (6,603)  -31.4%
                           ----------  ----------- ---------
Total shareholders'
  equity                      692,634     691,933        701     0.1%
                           ----------  ----------  ---------
Total liab and equity      $7,059,309  $6,846,350  $ 212,959     3.1%
                           ==========  ==========  =========

                                Quarter Ended
                           ----------------------
INCOME STATEMENTS            9/30/02     6/30/02   $ Change   % Change
-----------------          ----------  ----------  ---------  --------
Int and fees on loans-FTE    $ 78,571  $   77,174    $ 1,397     1.8%
Int on securities-taxable      21,519      24,509     (2,990)  -12.2%
Int on securities-tax
  exempt-FTE                    3,346       3,440        (94)   -2.7%
Int on fed funds sold
  and rev repos                   150          96         54    56.3%
Other interest income              23         575       (552)  -96.0%
                           ----------  ----------  ---------
Total interest income-FTE     103,609     105,794     (2,185)   -2.1%
                           ----------  ----------  ---------
Interest on deposits           19,634      20,020       (386)   -1.9%
Int on fed funds
  pch and repos                 3,058       3,229       (171)   -5.3%
Other interest expense          5,636       5,459        177     3.2%
                           ----------- ----------  ---------
Total interest expense         28,328      28,708       (380)   -1.3%
                           ----------- ----------  ---------
Net interest income-FTE        75,281      77,086     (1,805)   -2.3%
Provision for loan losses       3,000       3,000          -     0.0%
                           ----------- ----------  ---------
Net interest income after
  provision-FTE                72,281      74,086     (1,805)   -2.4%
                           ----------- ----------  ---------
Service charges on
  deposit accounts             12,725      12,397        328     2.6%
Other acct charges,
  fees and commissions         14,189      11,016      3,173    28.8%
Mortgage servicing fees         4,310       4,293         17     0.4%
Trust service income            2,402       2,492        (90)   -3.6%
Gains on sales of
  loans (Note 2)                2,376       2,169        207     9.5%
Other income (Note 2)          (3,114)     (2,093)    (1,021)   48.8%
                           ----------- ----------  ---------
Nonint inc-excl sec gains      32,888      30,274      2,614     8.6%
Security gains                 12,033         376     11,657  3100.3%
                           ----------- ----------  ---------
Total noninterest income       44,921      30,650     14,271    46.6%
                           ----------  ----------  ---------
Salaries and emp benefits      30,568      28,940      1,628     5.6%
Net occupancy-premises          3,168       2,906        262     9.0%
Equipment expense               3,598       3,864       (266)   -6.9%
Services and fees               8,093       7,822        271     3.5%
Amtz of intangible
  assets (Note 2)              15,063       2,837     12,226   430.9%
Loan expense                    2,373       2,389        (16)   -0.7%
Other expense                   5,618       4,956        662    13.4%
                           ----------- ----------  ---------
Total noninterest expense      68,481      53,714     14,767    27.5%
                           ----------  ----------- ---------
Income before income taxes     48,721      51,022     (2,301)   -4.5%
Tax equivalent adjustment       2,188       2,295       (107)   -4.7%
Income taxes                   16,471      17,324       (853)   -4.9%
                           ----------  ----------  ---------
Net income                 $   30,062  $   31,403  $  (1,341)   -4.3%
                           ==========  ==========  =========

Earnings per share
Basic                      $     0.49   $    0.50  $   (0.01)   -2.0%
                           ==========   =========  =========
Diluted                    $     0.49   $    0.50  $   (0.01)   -2.0%
                           ==========   =========  =========

Wtd average shares o/s
Basic                      61,786,676   62,593,028
                           ==========   ==========
Diluted                    61,961,033   62,823,366
                           ==========   ==========

Period end shares o/s      61,660,409   62,204,272
                           ==========   ==========

Dividends per share        $   0.1500   $   0.1500
                           ==========   ==========

                                Period Ended
                           ----------------------
NONPERFORMING ASSETS         9/30/02     6/30/02   $ Change   % Change
--------------------       ----------  ----------  ---------  --------
Nonaccrual loans           $   30,998    $ 41,144  $ (10,146)  -24.7%
Restructured loans                  -           -          -
                           ----------  ----------  ---------
Total nonperforming loans      30,998      41,144    (10,146)  -24.7%
Other real estate               5,983       5,749        234     4.1%
                           ----------  ----------  ---------
Total nonperforming assets     36,981      46,893     (9,912)  -21.1%
Loans past due over 90 days     3,145       2,910        235     8.1%
                           ----------  ----------  ---------
Total nonperforming
  assets plus past due
  over 90 days (Note 3)    $   40,126  $   49,803   $ (9,677)  -19.4%
                           ==========  ==========  =========


                                Quarter Ended
                           ----------------------
ALLOWANCE FOR LOAN LOSSES    9/30/02     6/30/02   $ Change   % Change
-------------------------  ----------  ----------  ---------  --------
Beginning Balance          $   75,900  $   75,240      $ 660     0.9%
Adjustments for business
  combinations
Charge-offs                    (5,780)     (4,655)    (1,125)   24.2%
Recoveries                      2,418       2,315        103     4.4%
Provision for loan losses       3,000       3,000          -     0.0%
                           ----------  ----------  ---------
Ending Balance             $   75,538  $   75,900  $    (362)   -0.5%
                           ==========  ==========  =========


                                                 Quarter Ended
                                            ------------------------
RATIOS                                      9/30/02          6/30/02
------                                      -------          -------
ROA                                           1.75%            1.86%
ROE                                          17.70%           18.70%
Equity generation rate                       12.28%           13.09%
EOP equity/ EOP assets                        9.81%           10.11%
Average equity/average assets                 9.88%            9.93%
Interest margin - Yield - FTE                 6.65%            6.88%
Interest margin - Cost - FTE                  1.82%            1.87%
Net interest margin - FTE                     4.83%            5.01%
Rate on interest-bearing liabilities          2.26%            2.30%
Efficiency ratio                             52.12%           49.30%
Expense ratio                                 2.28%            1.52%
Net charge offs/average loans                 0.29%            0.21%
Provision for loan losses/average loans       0.26%            0.27%
Nonperforming loans/total loans               0.67%            0.91%
Nonperforming assets/total loans              0.80%            1.03%
Nonperforming assets/total loans+ORE          0.80%            1.03%
ALL/nonperforming loans                     243.69%          184.47%
ALL/total loans                               1.64%            1.67%
Net loans/total assets                       64.28%           65.10%

COMMON STOCK PERFORMANCE
------------------------
Market value of stock-Close                 $22.800          $25.550
Market value of stock-High                  $26.150          $27.140
Market value of stock-Low                   $21.290          $24.560
Book value of stock                         $ 11.23          $ 11.12
Tangible book value of stock                $  9.32          $  9.04
Market/Book value of stock                   203.03%          229.77%
Price/Earnings ratio                          11.73            12.74
Dividend payout                               30.61%           30.00%

OTHER DATA
----------
EOP Employees - FTE                           2,450            2,420

NOTES TO CONSOLIDATED FINANCIAL INFORMATION

Note 1- Business Combinations

     On December  14,  2001,  Nashoba  Bancshares,  Inc.  (Nashoba) in
     Germantown, Tennessee, was merged with Trustmark in a business combination accounted for by the purchase method of accounting. Nashoba is the holding company for Nashoba Bank in Germantown, Tennessee. At the merger date, Nashoba had $10 million in securities, $147 million in total loans, $163 million in total assets and $132 million in total deposits. The shareholders of Nashoba received $27.55 million in cash in connection with the merger. Excess cost over net assets acquired equaled $17 million of which $3 million and $14 million have been allocated to core deposits and goodwill, respectively. The results of operations have been included in the financial statements from the merger date.

     On June 28, 2002, Trustmark Corporation announced that Chandler-Sampson Insurance, Inc. was merged into the Bottrell Insurance Agency, Inc., a wholly owned subsidiary of Trustmark National Bank.

Note 2 - Efficiency Ratio Calculation

     The efficiency ratio computes the ratio of noninterest expenses to total revenues which include net interest income and noninterest income excluding security gains. Nonrecurring transactions that occurred during the period are excluded from the efficiency ratio computation. The efficiency ratio has been adjusted for the following nonrecurring items:

                                         2002               2001
                                   ----------------   ----------------
                                     3Q       YTD       3Q       YTD
                                   -------  -------   -------  -------
     Gains on sales of loans       $   583  $ 1,090   $     -  $ 3,887

     Other Income
       Valuation adjustments -
         Interest Rate Contracts   $(3,103) $(6,027)  $ 2,425  $ 2,425

     Amortz of intang assets       $10,786  $ 8,786   $ 2,000  $ 2,000

Note 3 - Nonperforming assets and past due loans over 90 days

     At September 30, 2002, nonperforming assets and past due loans over 90 days equaled $40.1 million of which $16.6 million is the result of the Barret and Nashoba business combinations completed during 2001. At acquisition date, the allowance for loan losses for Barret and Nashoba equaled $11.6 million.